UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 2, 2023

CHILEAN COBALT CORP.

(Exact name of registrant as specified in its charter)

Nevada	333-268335	82-3590294
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1199 Lancaster Ave, Suite 107

Berwyn, Pennsylvania 19312

(Address of principal executive offices)

(484) 580-8697

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions.

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 2, 2023, the Board of Directors (the “Board”) of Chilean Cobalt Corp., a Nevada corporation (the “Company”), approved a 3-for-1 forward split of the Company’s common stock, par value $0.0001 per share (the “Common Stock”), pursuant to which each one (1) share of the Common Stock issued and outstanding will be split into three (3) shares of Common Stock (the “Forward Split”). On the same date, the Board approved the Forward Split, the Board also approved an amendment to the Company’s Articles of Incorporation to effect the Forward Split (the “Articles Amendment”). The Forward Split and Articles of Amendment are referred to together herein as the “Corporate Action.”

The Company filed the Articles of Amendment with the Secretary of State of the State of Nevada on May 2, 2023 to effectuate the Forward Stock Split. A copy of the Articles of Amendment is attached to this Current Report on Form 8-K as Exhibit 3.1 and is incorporated by reference herein.

The Forward Stock Split will be effective with the State of Nevada on May 2, 2023. The par value, authorized shares and other terms of Company’s Common Stock were not affected by the Corporate Action.

Item 5.07	Submission of Matters to a Vote of Security Holders.

On May 2, 2023, a majority of the Company’s shareholders, constituting 51.12% of the issued and outstanding shares of the Company’s Common Stock at such time, approved the Corporate Action by written consent.

Item 7.01	Regulation FD Disclosure.

On May 8, 2023, the Company sent a notice (the “Shareholder Notice”) in the general form and content referenced in Exhibit 99.1 hereto to all shareholders who did not provide an affirmative vote by shareholder consent to approve the Corporate Action.

The information included in the Shareholder Notice shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
3.1	Articles of Amendment filed with Nevada Secretary of State on May 2, 2023.

99.1	Form of Shareholder Notice.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHILEAN COBALT CORP

Dated: May 8, 2023	By:	/s/ Duncan T. Blount
	Name:	Duncan T. Blount
	Title:	Chief Executive Officer

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